                                                                    Exhibit 99.1


                             MODIFICATION AGREEMENT
                             ----------------------


      THIS MODIFICATION AGREEMENT (the "Agreement") is made effective as of June 1, 2001 (the "Effective Date"), by and among GATX Technology Services Corporation ("GATX") and EasyLink Services Corporation ("EasyLink").

                              W I T N E S S E T H:
                              --------------------

      A. On or about March 15, 2000, GATX and EasyLink entered into a Master Lease Agreement Number 1976, and thereafter Lease Orders #1, 2, and 3, which are subject to the terms thereof (collectively the "Lease").

      B. Pursuant to the Lease, EasyLink leased certain equipment from GATX (the "Leased Equipment) as more fully described in the Lease.

      C. EasyLink has requested that GATX modify certain terms and conditions of the Lease as set forth herein and forbear from exercising its rights and remedies under the Lease, and GATX has agreed to do so for the period provided herein and subject to EasyLink's strict compliance with the terms and conditions set forth herein; and

      D. GATX has agreed to a modification of the payment terms of the Lease asset forth herein.

      NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Recitals. The foregoing recitals are true and correct and are hereby incorporated into the text of this Agreement by this reference.

      2. Ratification, Reaffirmation and Acknowledgement. EasyLink acknowledges, ratifies, reaffirms, confirms and agrees to all of the terms, covenants, conditions set forth in the Lease the following amounts (hereinafter collectively referred to as the "Indebtedness") are due and payable by EasyLink to GATX as of July, 2001 pursuant to the terms of the Lease without offset, counterclaim or defenses:

         Lease Schedule 1976-1                            $4,649,538.17
         Lease Schedule 1976-2                            $3,265,170.71
         Lease Schedule 1976-3                            $  669,135.33
                                                         --------------
         TOTAL:                                           $8,583,844.21

      3. Representations of EasyLink. EasyLink hereby represents and warrants to GATX the following:

         (a) Neither the execution of this Agreement, nor the consummation of the terms thereof by EasyLink will constitute a violation of, or will conflict with, any agreement entered into by any of said parties, or any order, decree or judgment made against any of the parties.

         (b) There is no pending action or proceeding against or involving the Leased Equipment.

         (c) With the exception of the payment terms in the Lease, GATX may under the terms of the Lease exercise all rights and remedies under the Lease.

         (d) EasyLink, recognizing that GATX has changed its position and will change its position in reliance on the foregoing representations, acknowledgments, and warranties of EasyLink, further agrees that:

                  (i) If EasyLink should default under the terms of this Agreement and the default is not cured within 7 days after notice from GATX, GATX may exercise its rights and remedies as provided for in the Master Lease; and

                  (ii) EasyLink will not attempt to delay or frustrate GATX's exercise its rights and remedies under the Master Lease, nor raise any defenses to same.

         (e) The Master Lease is in full force and effect as of the date hereof, is enforceable according to its terms, and there are no defenses or offsets to the collection by GATX of sums due thereunder.

      (4) Representations, Covenants and Warranties of GATX and EasyLink. GATX and EasyLink hereby jointly and severally represent and warrant as follows:

            (a) All terms and conditions of the Lease not otherwise modified herein shall continue in full force and effect during the term of this Agreement.

            (b) References in this Agreement to the exercise of rights and remedies provided for in the Lease shall mean those rights and remedies in the Lease with the exception of the Indebtedness, which shall be governed by the Forbearance Note described below.

      (5) Forbearance Note. On the date hereof, EasyLink shall execute and deliver to GATX a promissory note in the principal amount of $8,583,844.21 (the "Forbearance Note). The Forbearance Note shall be payable on demand after October 31, 2001, and shall accrue interest at the rate of 12% per annum beginning from June 1, 2001. A copy of the form of the Forbearance Note is attached as Exhibit A.

      (6) Terms and Conditions.

            (a) On or before August 16, 2001, EasyLink shall return to GATX Leased Equipment or equivalent equipment reasonably acceptable to GATX (collectively the "Returned Equipment") having a minimum aggregate value of at least 50% of the original equipment cost ("OEC") as set forth on the Lease. EasyLink shall, at its own cost and expense, deliver the Returned Equipment to a location specified by GATX. GATX may, in its sole discretion, notify EasyLink what Leased Equipment GATX wants included in the Returned Equipment and EasyLink shall use its best efforts to include the equipment in the Returned Equipment.

            (b) On or before September 16, 2001, EasyLink, at its own cost and expense, shall deliver the remaining Leased Equipment to GATX at a location to be specified by GATX.

            (c) Notwithstanding the above, EasyLink will purchase, for 15% of the original equipment cost, any and all of the Leased Equipment that GATX does not request to be returned by August 31, 2001 and any missing and/or damaged equipment (unless replaced with equivalent equipment reasonably acceptable to GATX). All amounts due GATX by EasyLink under this paragraph (c) shall be paid upon the earlier of October 31, 2001 or completion of raising the Additional Capital as set forth in Section 10 below.

      (7) Forbearance and Waiver. Provided, that (i) EasyLink executes the Forbearance Note, (ii) EasyLink complies with all terms and conditions of this Agreement, and (iii) no additional default occurs under the Lease, then GATX agrees that it shall forbear from exercising its remedies under the Lease until October 31, 2001 (the "Forbearance Period"). In the event EasyLink at any time fails to comply with clause (i), (ii) or (iii) hereinabove, GATX shall be entitled to immediately exercise any and all rights it may have under this Agreement and the Lease and may declare the Forebearance Note to be immediately due and payable.

      Nothing in this paragraph or in any other provision of this Agreement shall be deemed to be a waiver of any of GATX's rights under the Lease or otherwise available to GATX at law or in equity. In addition, nothing in this Agreement shall be construed to release EasyLink from any liability under the Lease. GATX hereby expressly reserves all such remedies.

      (8) Anti-Novation. It is the intent of the parties that this Agreement shall not constitute a novation, and shall in no way adversely affect the lien priority of the Lease, to the extent applicable. In the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Lease over the claim which would otherwise be subordinate thereto, then to the extent that third parties acquiring an interest to such property between the time of execution of the Lease and the execution hereof are hereby prejudiced, this Agreement or such portion hereof as shall be so construed, shall be void and of no force and effect and this Agreement shall constitute, as to that portion, a subordinate lien on the collateral incorporating by reference the terms of the Lease, and which Lease shall then be enforced pursuant to the terms therein contained, independent of this Agreement; provided, however, that notwithstanding the foregoing, the parties hereto as between themselves shall be bound by all terms and conditions hereof until all indebtedness evidence by any of the Lease or security agreements referred to above has been satisfied.

      (9) Default. EasyLink acknowledges that but for this Agreement it would be in default under the Lease and that, upon default under this Agreement or upon further default under the Lease, GATX may immediately exercise any and all rights provided to GATX under the Lease and applicable law, including, without limitation, an action on the Forbearance Note against EasyLink. EasyLink hereby acknowledges and admits that in any action on the Forebearance Note commenced after October 31, 2001, GATX shall be entitled to a judgment as a matter of law, and EasyLink hereby waives, abandons and relinquishes all defenses thereto and agree not to seek or to prevent either the entry of a final judgment against EasyLink for payment of the indebtedness due under the Lease, or any post-judgment remedy allowed by law. EasyLink hereby releases GATX and its officers, directors, shareholders, agents, attorneys, successors and assigns, from any and all claims, actions, demands, and causes of actions, whether in contract, tort or otherwise, existing as of the date of this Agreement which relate to or arise from the Lease, or pertaining directly or indirectly thereto.
Further, upon the occurrence of a Default under this Agreement, GATX shall be entitled to exercise any and all rights and remedies against EasyLink by virtue of the defaults under the Lease existing as of the date hereof, EasyLink acknowledging and agreeing that GATX shall not be deemed to have waived or relinquished such rights or remedies by reason of entering into this Agreement.

      (10) Restructure. If EasyLink (a) is not in material default under this Agreement or any of the non-payment terms of the Lease; (b) successfully raises a minimum of $10,000,000.00 of capital by no later than October 31, 2001 (the "Financing Condition"); and (c) enters into a restructuring arrangement with AT&T Corp. with respect to its outstanding note, George Abi Zeid with respect to his outstanding note and lessors holding substantially all of its equipment lease obligations on terms and conditions taken as a whole that are not more favorable to such parties than the terms hereof (the "Other Creditor's Condition"), then the Lease shall be terminated and GATX will convert the the Forbearance Note into the Note, the Shares and the Warrants and EasyLink shall enter the Registration Rights Agreement on the following terms and conditions:

            (a) EasyLink shall execute and deliver to GATX a convertible promissory note in the principal amount of $2,510,000 ("Note"). The Note shall be for a five (5) year term commencing June 1, 2001 and accrue interest at a rate of 12.0%. The Note will accrue interest for the first three years and will thereafter require principal amortization starting at the end of third year. The interest and principal payments will be payable semi-annually and will fully amortize the Note by the end of the fifth year. The Note will be convertible into shares of EasyLink Class A common stock, par value $.01 per share ("Class A common stock"), at an exercise price of $1.00 per share at the request of GATX at any time during the term. Such initial Conversion Price shall be appropriately adjusted in the event the Company shall effect a stock split, stock dividend or stock combination on or before the closing and thereafter shall be subject to adjustment as provided in the Note. The Note shall also provide that, upon thirty (30) days prior written notice, EasyLink may irrevocably elect at any time and from time to time to prepay the outstanding balance of the Note, or any portion thereof, plus accrued interest for cash in such amount. A copy of the form of the Note in substantially the form to be used is attached as Exhibit B.

            (b) EasyLink shall deliver 2,510,000 shares of EasyLink's Class A common stock ("Shares") to GATX. Such number of Shares shall be appropriately adjusted in the event the Company shall effect a stock split, stock dividend or stock combination on or before the closing.

            (c) EasyLink shall deliver 2,510,000 warrants to purchase EasyLink's Class A common stock ("Warrants") to GATX. The Warrants shall expire ten (10) years from the date of issue and shall have an exercise price equal to the average of the closing prices of EasyLink's Class A common stock over the 30 trading days ending two days before the closing. Such initial exercise price and the number of shares issuable upon exercise of the Warrants shall be appropriately adjusted in the event the Company shall effect a stock split, stock dividend or stock combination on or before the closing and thereafter shall be subject to adjustment as provided in the form of Warrants. A copy of the form of Warrant in substantially the form to be used is attached as Exhibit C.

            (d) EasyLink will execute a registration rights agreement which will obligate EasyLink to file a registration statement covering the resale of the Shares and the shares issuable upon exercise of the Warrants within 45 days from closing and to use all reasonable commercial efforts to cause such registration statement to become effective as soon as practicable thereafter. A copy of the form of Registration Rights Agreement in substantially the form to be used is attached as Exhibit D.

            (e) GATX has the right to examine all other agreements with other creditors and to ensure that the Other Creditors Condition has been satisfied. EasyLink shall deliver any agreement with another creditor to GATX within two
(2) business days of GATX having made request for the agreement.

      11. Compliance with Act; Disposition of Shares of Common Stock.

            (a) Compliance with Act. The holder of the Note, the Shares and the Warrant (collectively, the "Securities"), by acceptance thereof, agrees that the Securities, and the shares to be issued upon conversion of the Note (the "Conversion Shares") or exercise of the Warrant (the "Warrant Shares") are being acquired for investment and that such holder will not offer, sell or otherwise dispose of the Securities, the Conversion Shares or the Warrant Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. Upon conversion of the Note or exercise of the Warrant, unless the Conversion or Warrant Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Conversion or Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. The Securities, the Conversion Shares and the Warrant Shares (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:


         "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, OR (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES."

         Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of the Securities, the holder specifically represents to the Company, as of the date hereof and upon the date of issuance of the Securities, by acceptance of the Securities as follows:

                  (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Securities. The holder is acquiring the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                  (2) The holder understands that the Securities have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

                  (3) The holder further understands that the Securities must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

                  (4) The holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

            (b) Disposition of Securities, Conversion Shares or Warrant Shares. With respect to any offer, sale or other disposition of any of the Securities, the Conversion Shares or the Warrant Shares prior to registration thereof, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) thereof and indicating whether or not under the Act certificates for the Securities, the Conversion Shares or the Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of such Securities, Conversion Shares or Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this
Section 11(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, the Securities, the Conversion Shares or the Warrant Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing Securities, Conversion Shares or Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

            (c) Applicability of Restrictions. Neither any restrictions of any legend described in the Securities, the Conversion Shares or the Warrant Shares nor the requirements of Section 11(b) above shall apply to any transfer of, or grant of a security interest in, the Securities, the Conversion Shares or the Warrant Shares or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or to a limited liability company of which the holder is a member, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Agreement as if an original holder hereof.

      12. Expenses. EasyLink agrees to pay all costs, fees, and expenses of GATX in the enforcement of this Agreement.

      13. Integration. This Agreement, together with the Lease, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements, and understandings related to this matter.

      14. Severability. The provisions of this Agreement are intended to be severable. If any of the provisions of this initial Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any matter affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

      15. Governing Law. This Agreement shall be governed and construed in accordance with the subsequent laws of the State of Florida, without regard to the choice of law or principles of such state.

      16. Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases contained herein shall survive the termination of the forbearance period and payment in full of the obligations of EasyLink.

      17. Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall beeffective unless the same shall be in writing and signed by the parties hereto.

      18. Venue; Jurisdiction; Jury Trial Waiver. EasyLink and GATX each hereby irrevocably: (1) consent to the jurisdiction of any state or federal court sitting in the State of Florida; (2) agree that venue shall be proper in any court of competent jurisdiction located in Hillsborough County, Florida; and (3) waive the right to trial by jury on any controversy arising out of or relating to this Agreement or the Lease.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the effective date.

Attest:                                    GATX Technology Services Corporation


                                           By: /s/ David R. Cardew
 /s/ D. Lockwood Gray                      Print Name:  David R. Cardew
------------------------------------                     -----------------------
Print Name: D. Lockwood Gray               Its: Vice President
            ------------------------            --------------------------------
  Assistant Secretary

Attest:                                    EasyLink Services Corporation


                                           By: /s/ Gerald Gorman
 /s/ David Amboria                         Print Name: Gerald Gorma
 -----------------------------------                   -------------------------
Print Name: David Ambrosia                 Its: Chairman
            ------------------------            --------------------------------

                                    EXHIBIT A

                                 PROMISSORY NOTE
                                 ---------------

Date of Note:     June 1, 2001

Amount of Note:   $8,538,844.21

FOR VALUE RECEIVED, the undersigned ("Maker") does hereby covenant and promise to pay to the order of GATX TECHNOLOGY SERVICES CORPORATION, or its successors or assigns, ("Lender"), at 2502 N. Rocky Point Drive, Suite. 960 Tampa, Florida 33607 or at such other place as Lender may designate to Maker in writing from time to time, in legal tender of the United States, the sum of Eight Million Five Hundred Thirty-Eight Thousand Eight Hundred Forty-Four and 21/100 Dollars ($8,538,844.21), together with all accrued interest, which shall be due and payable upon the following terms and conditions contained in this Note.

      1. Interest Rate: This Note shall bear interest computed at the rate of twelve percent (12%) per annum on the outstanding principal balance. In all cases, interest shall be calculated on the basis of a year of 360 days with twelve 30-day months (i.e., interest will accrue and be paid for each full calendar month based on 1/12 of the annual interest and on the actual number of calendar days elapsed for any partial month). Interest shall be due and payable on the date when principal of the Note is due and payable.

      2. Term: The Note shall be due and payable in full on demand from Lender to Maker (the "Maturity Date"), which demand may be made at any time after October 31, 2001.

      3. Payment Terms The entire outstanding principal balance plus any accrued but unpaid interest thereon shall be due and payable in full on the Maturity Date.

      4. Prepayment: This Note may be prepaid, in whole or in part, at any time during the term hereof.

      5. Default Interest Rate: All delinquent principal and installments of interest shall bear interest from the date that said payments are due at a rate equal to seventeen percent (17%) per annum calculated in the same manner as set forth in Section 1.

      6. Acceleration: Should any default occur in the payment as stipulated above of either the interest or principal, or should a default occur under that certain Modification Agreement executed by and between Lender and Maker dated of even date herewith (and such default is not cured with fifteen (15) days after Lender provides notice to Maker), then in either event, the principal of this Note or any unpaid part thereof and all accrued interest thereon shall, in the sole discretion of Lender, at once become due and payable and may be collected forthwith without notice to the undersigned, regardless of the stipulated date of maturity. However, Lender may, in the sole discretion of Lender, accept payments made by Maker after any default has occurred, without waiving any of Lender's rights herein.

      7. Costs: In the event that this Note is collected by law or through attorneys at law, or under advice therefrom (whether such attorneys are employees of

Lender or an affiliate of Lender or are outside counsel), Maker and any endorser, guarantor or other person primarily or secondarily liable for payment hereof hereby, severally and jointly agree to pay all costs of collection, including reasonable attorneys' fees including charges for paralegals and others working under the direction or supervision of Lender's attorneys, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise.

      8. Documentary Stamp Tax Liability. The Maker shall pay any and all documentary stamp tax and/or any other excise tax due and payable on this Note. The Maker shall further indemnify and save harmless Lender from any documentary stamp tax or intangibles tax assessed by the State of Florida, including, without limitation, any penalties and interest (the "Taxes"). The Maker hereby waives any right that it may have now or in the future to raise nonpayment of the Taxes as a defense to the collection of this Note.

      9. Usury: Nothing herein contained, nor any transaction related thereto, shall be construed or so operate as to require Maker or any person liable for the repayment of same, to pay interest in an amount or at a rate greater than the maximum allowed by applicable law. Should any interest or other charges paid by Maker, or any parties liable for the payment of the loan made pursuant to this Note, result in the computation or earning of interest in excess of the maximum legal rate of interest permitted under the law in effect while said interest is being earned, then any and all of that excess shall be and is waived by Lender, and all that excess shall be automatically credited against and in reduction of the principal balance, and any portion of the excess that exceeds the principal balance shall be paid by Lender to Maker or any parties liable for the payment of the loan made pursuant to this Note so that under no circumstances shall the Maker, or any parties liable for the payment of the loan hereunder, be required to pay interest in excess of the maximum rate allowed by applicable law.

      10. Jurisdiction: The laws of the State of Florida shall govern the interpretation and enforcement of this Note. In the event that legal action is instituted to collect any amounts due under, or to enforce any provision of, this instrument, Maker and any endorser, guarantor or other person primarily or secondarily liable for payment hereof consent to, and by execution hereof submit themselves to, the jurisdiction of the courts of the State of Florida, and, notwithstanding the place of residence of any of them or the place of execution of this instrument, such litigation may be brought in or transferred to a court of competent jurisdiction in and for Hillsborough County, Florida.

      11. Miscellaneous:

                  a. TIME IS OF THE ESSENCE OF THIS NOTE.

                  b. It is agreed that the granting to Maker or any other party of an extension or extensions of time for the payment of any sum or sums due under this Note or for the performance of any covenant or stipulation thereof or the taking of other or additional security shall not in any way release or affect the liability of Maker under this Note.

                  c. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  d. All parties to this Note, whether Maker, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, notice, protest, notice of protest and notice of dishonor.

                  e. Anything herein to the contrary notwithstanding, the obligations of Maker under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by Lender would be contrary to provisions of law applicable to Lender limiting the maximum rate of interest which may be charged or collected by Lender.

                  f. Maker acknowledges that Lender shall have no obligation whatsoever to renew, modify or extend this Note or to refinance the indebtedness under this Note upon the maturity thereof, except as specifically provided herein.

                  g. Lender shall have the right to accept and apply to the outstanding balance of this Note any and all payments or partial payments received from Maker after the due date therefor, whether this Note has been accelerated or not, without waiver of any of Lender's rights to continue to enforce the terms of this Note and to seek any and all remedies provided for herein or in any instrument securing the same, including, but not limited to, the right to foreclose on such security.

                  h. The term "Maker" as used herein, in every instance shall include the makers of this Note, and its heirs, executors, administrators, successors, legal representatives and assigns, and shall denote the singular and/or plural, the masculine and/or feminine, and natural and/or artificial persons whenever and wherever the context so requires or admits.

                  i. If more than one party executes this Note, all such parties shall be jointly and severally liable for the payment of this Note.

         12. Waiver of Jury Trial: MAKER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT.

         IN WITNESS WHEREOF, Maker has duly executed this Note effective the day and year first above written.

                                         MAKER:

                                         EASYLINK SERVICES CORPORATION


                                         By:
                                            ------------------------------------
                                         Print Name:
                                                    ---------------------------
Title:
      ----------------------------

                                   EXHIBIT B

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                          EASYLINK SERVICES CORPORATION

                           CONVERTIBLE PROMISSORY NOTE
                           ---------------------------

$2,510,000                                              Effective: June 1, 2001



         FOR VALUE RECEIVED EASYLINK SERVICES CORPORATION, a Delaware corporation ("Company") promises to pay to GATX TECHNOLOGY SERVICES CORPORATION ("Holder"), or its registered assigns, the principal sum of Two Million Five Hundred Ten Thousand Dollars ($2,510,000), or such lesser amount as shall equal the outstanding principal amount hereof together with interest from the effective date of this Note on the unpaid principal balance at a rate equal to 12.0% per annum, computed on the basis of twelve 30 day months. No payment shall be due during the first thirty-six (36) months from the effective date. Commencing on June 1, 2004, Company shall make semi-annual payments in an amount sufficient to fully amortize the principal and accrued interest by May 31, 2006.

      The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

      1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

      "Affiliate," with respect to any Person, means (i) any director, officer or employee of such Person, (ii) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and (iii) any Person beneficially owning or holding 5% or more of any class of voting securities of such Person or any corporation of which such Person beneficially owns or holds, in the aggregate, 5% or more of any class of voting securities. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate," when used herein without reference to any Person shall mean an Affiliate of Company.

      "Bankruptcy Law" shall mean Title 11, U.S. Code or any similar federal, state or foreign bankruptcy, insolvency or similar law.

      "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

      "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

      "Capital Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at the time any determination thereof is to be made shall be the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on a balance sheet in accordance with GAAP.

      "Company" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of Company as permitted under this Note.

      "Conversion Price" has the meaning given in Section 9.1 hereof.

      "Conversion Shares" has the meaning given in Section 9.6 (c) hereof.

      "Custodian" shall mean any custodian, receiver, trustee, assignee, sequester, liquidator or similar official under any Bankruptcy Law.

      "Daily Market Price" means the last reported per share sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing per share bid and asked prices on such day, regular way, in either case as reported on the NASDAQ National Market or, if such Class A common stock is not quoted or admitted to trading on such quotation system, on the principal national securities exchange or quotation system on which such Class A common stock may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing per share bid and asked prices of such Class A common stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NASDAQ member firm selected from time to time by the Board of Directors of the Company for that purpose, or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of the Company.

      "Default Rate" has the meaning given in Section 16 hereof.

      "Event of Default" has the meaning given in Section 6 hereof.

      "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

      "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other

Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:


                  (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                  (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

         In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

          "Holder" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

         "Indebtedness" with respect to any Person means, at any time, without duplication,

                  (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                  (f) Swaps of such Person; and

                  (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

         Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "Material Subsidiary" means any Subsidiary of the Company which at the date of determination is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof).

          "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to Holder of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note and the other Operative Agreements, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

         "Operative Agreements" shall mean that certain Modification Agreement dated August _____, 2001 by and between Holder and Company and any and all agreements and documents to be executed and delivered in connection therewith.

          "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "Prepayment Notice" has the meaning given in Section 3 hereof.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its

Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if a 50% or more interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

         "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "Trading Day" shall mean (a) if the applicable security is quoted on the NASDAQ National Market, a day on which trades may be made thereon, (b) if the applicable security is listed or admitted for trading on the NYSE or another national securities exchange, a day on which the NYSE or such other national securities exchange is open for business or (c) if the applicable security is not so listed, admitted for trading or quoted, any day that is a Business Day.

         2. Interest. Accrued interest on this Note shall be due and payable on June 1, 2004 and thereafter semiannually on the first business day of such month.

         3. Prepayment. Purchaser may prepay all outstanding principal, together with all accrued interest and other amounts due under this Note so long as Company gives Purchaser at least 30 days irrevocable written notice in advance of such prepayment (the "Prepayment Notice"). Company's decision to prepay this Note will not, in any way, affect Purchaser's right of conversion as provided in
Section 9 herein.

         4. RESERVED

         5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder that:

            (a) This Note, when issued, sold and delivered for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

            (b) The offer and sale of this Note solely to Holder is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities

Act") and the securities registration and qualification requirements of the currently effective provisions of the securities laws of all applicable states.

            (c) The Conversion Shares have been duly authorized and reserved and, if and when issued upon conversion of the Note, in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive or similar rights.

      6. Events of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Company defaults in the payment of any interest on any Note when the same becomes due and payable and the default continues for a period of 30 days; or

            (b) the Company defaults in the payment of any principal or premium, if any, on any Note when the same becomes due and payable, whether at maturity or otherwise; or

            (c) the Company breaches in any material respect any representation or warranty contained in this Note or the any of the Operative Agreements, or fails to observe or perform any other covenant or agreement contained in this Note or the Operative Agreements required to be performed by any of them, and such breach is not cured or such failure continues for a period of 60 days after the receipt of written notice by the Company from at least 25% in aggregate principal amount of the then outstanding Notes stating that such notice is a "Notice of Default"; or

            (d) a default under any credit agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Material Subsidiary (or the payment of which is Guaranteed by the Company or any of the Company's Material Subsidiaries), whether such Indebtedness or Guarantee exists on the date of this Agreement or is created hereafter, which default (i) is caused by a failure to pay when due any principal of or interest on such Indebtedness within the grace period, if any, provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity (without such acceleration being rescinded or annulled) and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates $15,000,000 or more and after written receipt by the Company from any Holder of Notes stating that such notice is a "Notice of Default"; or

            (e) a final, non-appealable judgment or final non-appealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability) for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any Material Subsidiary and remain unstayed, unbonded or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $5,000,000; or

            (f) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case or proceeding; or
(ii) consents to the entry of an order for relief against such company or any Material Subsidiary in an involuntary case or proceeding; or (iii) consents to the appointment of a Custodian of such company or any Material Subsidiary or for all or any substantial part of its property; or (iv) makes a general assignment for the benefit of its creditors; or (v) take corporate or similar action to effect any of the foregoing; or

            (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Company or any Material Subsidiary in an involuntary case or proceeding; or (ii) appoints a Custodian of such company or any Material Subsidiary or for all or any substantial part of the property of such company or any Material Subsidiary; or
(iii) orders the liquidation of such company or any Material Subsidiary; and in each case referred to in this subsection (g) the order or decree remains unstayed and in effect for 60 days.

      7. Rights of Holder upon Default.

      (a) If an Event of Default with respect to the Company described in
Section 6(f) or (g) has occurred (other than an Event of Default described in clause (i) of Section 6(f) or described in clause (v) of Section 6(f) by virtue of the fact that such clause encompasses clause (i) of Section 6(f)), all the Notes then outstanding shall automatically become immediately due and payable. If any other Event of Default has occurred and is continuing, any holder or holders of a majority of the principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

      (b) Notwithstanding the foregoing, if (i) any Event of Default described in Section 6 (a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable; or (ii) any Event of Default described in Section 6 (d) has occurred and is continuing and the Payment Default giving rise to such Event of Default is cured or the acceleration giving rise to such Event of Default is annulled or rescinded within 30 days after receipt of written notice of such Event of Default by the Company from any holder of Notes stating that such notice is a "Notice of Default," then such Event of Default and any declaration under Section 7 (a) above shall be deemed automatically annulled and rescinded. Upon any Notes becoming due and payable under Section 7, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus all accrued and unpaid interest thereon, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

      (c) If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 7, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or the Operative Agreements, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

      (d) At any time after any Notes have been declared due and payable pursuant to of Section 7 (a) or (b), the holders of not less than a majority in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (i) the Company shall have paid all overdue principal of and interest on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (ii) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived (iii) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under Section 7 will extend to or affect any subsequent Event of Default or impair any right consequent thereon.

      8. Representations and Warranties of Purchaser. By its acceptance of this Note, Holder makes the following representations and warranties:

            (a) The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Note. The Holder is acquiring this Note for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

            (b) The Holder understands that this Note, and the securities into which it is convertible, have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

            (c) The Holder further understands that this Note, and the securities into which it is convertible, must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144, promulgated under the Act.

            (d) The Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

      9. Conversion.

            9.1 Conversion Privilege. A holder of any Note may convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into fully paid and nonassessable shares of Class A common stock, par value $.01 per share of the Company at any time prior to the close of business on the Business Day immediately preceding the final maturity date of the Note at the Conversion Price then in effect, except that, with respect to the principal amount of any Note that is subject to optional or mandatory prepayment, such conversion right shall terminate at the close of business on the Business Day immediately preceding the prepayment date (unless the Company shall default in making the prepayment, including interest, when it becomes due, in which case the conversion right shall terminate at the close of business on the date on which such default is cured).

            The number of shares of Class A common stock issuable upon conversion of a Note is determined by dividing the principal amount of the Note so converted by the Conversion Price in effect on the Conversion Date.

            "Conversion Price" means ONE UNITED STATES DOLLAR ($1.00) [subject to appropriate adjustment in the event of a stock split, stock dividend or stock combination prior to closing], as the same may be adjusted from time to time as provided in this Section.

            Provisions of this Agreement that apply to conversion of all of a Note also apply to conversion of a portion of it. A holder of a Note is not entitled to any rights of a holder of Class A common stock until such holder has converted such Note into Class A common stock, and only to the extent that such Note is deemed to have been converted into Class A common stock under this Section 9.1.

            9.2 Conversion Procedure To convert a Note, a holder must satisfy the requirements in the subsections entitled "Conversion Right" of the Notes. The date on which the holder satisfies all of those requirements is the conversion date (the "Conversion Date"). As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver to the holder a certificate or certificates for the number of whole shares of Class A common stock issuable upon the conversion and a check or other payment for any fractional share in an amount determined pursuant to
      Section 9.3. The Person in whose name the certificate is registered shall become the stockholder of record on the Conversion Date and, as of such date, such Person's rights as a holder of a Note with respect to the converted Note shall cease and such converted Note shall no longer be deemed outstanding; provided, however, that, except as otherwise provided in this Section 9.2, no surrender of a Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person entitled to receive the shares of Class A common stock upon such conversion as the stockholder of record of such shares of Class A common stock on such date, but such surrender shall be effective to constitute the Person entitled to receive such shares of Class A common stock as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, however, that such conversion shall be at the Conversion Price in effect on the date that such Note shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

            No payment or adjustment will be made for accrued and unpaid interest on a converted Note or for dividends or distributions on shares of Class A common stock issued upon conversion of a Note, except that, if any holder surrenders a Note for conversion after the close of business on any record date for the payment of an installment of interest and prior to the opening of business on the next succeeding interest payment date, then, notwithstanding such conversion, accrued and unpaid interest payable on such Note on such interest payment date shall be paid on such interest payment date to the person who was the holder of such Note (or one or more predecessor Notes) at the close of business on such record date. Holders of Class A common stock issued upon conversion will not be entitled to receive any dividends payable to holders of Class A common stock as of any record time before the close of business on the Conversion Date.

            If a holder converts more than one Note at the same time, the number of whole shares of Class A common stock issuable upon the conversion shall be based on the total principal amount of Notes converted.

            Upon surrender of a Note that is converted in part, the Company shall issue to the holder a new Note equal in principal amount to the unconverted portion of the Note surrendered.

            9.3 Fractional Shares. Company will not issue fractional shares of Class A common tock upon conversion of a Note. In lieu thereof, the Company will pay an amount in cash based upon the Daily Market Price of the Class A common stock on the Trading Day prior to the Conversion Date.

            9.4. Taxes on Conversion. The issuance of certificates for shares of Class A common stock upon the conversion of any Note shall be made without charge to the converting Noteholder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder or holders of the converted Note; provided, however, that in the event that certificates for shares of Class A common stock are to be issued in a name other than the name of the holder of the Note converted, such Note, when surrendered for conversion, shall be accompanied by an instrument of assignment or transfer, in form satisfactory to the Company, duly executed by the registered holder thereof or his duly authorized attorney; and provided further, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the holder of the converted Note, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

            9.5. Company to Provide Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Class A common stock, solely for the purpose of issuance upon conversion of Notes as herein provided, a sufficient number of shares of Class A common stock to permit the conversion of all outstanding Notes for shares of Class A common stock.

            All shares of Class A common stock which may be issued upon conversion of the Notes shall be duly authorized, validly issued, fully paid and nonassessable when so issued. The Company shall take such action from time to time as shall be necessary so that par value of the Class A common stock shall at all times be equal to or less than the Conversion Price then in effect.

            The Company shall from time to time take all action necessary so that the Class A common stock which may be issued upon conversion of Notes, immediately upon their issuance (or, if such Class A common stock is subject to restrictions on transfer under the Act, upon their resale pursuant to an effective registration statement or in a transaction pursuant to which the certificate evidencing such Class A common stock shall no longer bear a restrictive common stock legend), will be listed on the Nasdaq National Market or such other interdealer quotation system and market or principal securities exchanges, if any, on which other shares of Class A common stock of the Company are then listed or quoted.

            9.6. Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:

                        (a) In case the Company shall (i) pay a dividend in
            shares of Class A common stock to holders of Class A common stock (or any event treated as such for U.S. Federal income tax purposes),
            (ii) make a distribution in shares of Class A common stock to holders of Class A common stock (or any event treated as such for U.S. Federal income tax purposes), (iii) subdivide its outstanding shares of Class A common stock into a greater number of shares of Class A common stock or (iv) combine its outstanding shares of Class A common stock into a smaller number of shares of Class A common stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A common stock which he would have owned immediately following such action had such Notes been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                        (b) In case the Company shall issue rights, options or
            warrants to all holders of Class A common stock entitling them to subscribe for or purchase shares of Class A common stock (or securities convertible into Class A common stock) at a price per share (or having a conversion price per share) less than the Current Market Price per share (as determined pursuant to subsection (f) below) of the Class A common stock on the record date for determining the holders of the Class A common stock entitled to receive such rights, options or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Class A common stock outstanding as of the close of business on such record date plus the number of shares of Class A common stock which the aggregate offering price of the total number of shares of Class A common stock so offered (to the holders of outstanding Class A common stock) for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price (as determined pursuant to subsection (f) below), and of which the denominator shall be the number of shares of Class A common stock outstanding on such record date plus the number of additional shares of Class A common stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date. For the purposes of this subsection (b), the number of shares of Class A common stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of such Class A common stock. The Company shall not issue any rights, options or warrants in respect of shares of Class A common stock held in the treasury of the Company. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Class A common stock at less than the Current Market Price, and in determining the aggregate offering price of such shares of Class A common stock, there shall be taken into account any consideration received by the Company for such rights, warrants, or options, the value of such consideration, if any, other than cash, to be determined by the Board of Directors.

                        (c) In case the Company shall distribute to all holders
            of Class A common stock shares of capital stock of the Company (other than Class A common stock), evidences of indebtedness, cash, rights, options or warrants entitling the holders thereof to subscribe for or purchase securities (other than rights, options or warrants described in subsection (b) above) or other assets (including securities of Persons other than the Company but excluding (i) dividends or distributions paid exclusively in cash except as described in subsection (d) below, (ii) dividends and distributions described in subsection (a) above and (iii) distributions in connection with the consolidation, merger or transfer of assets covered by Section 9.11), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in subsection (f) below) of the Class A common stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a board resolution) of the portion of the evidences of indebtedness, shares of capital stock, cash, rights, options, warrants or other assets so distributed applicable to one share of Class A common stock (determined on the basis of the number of shares of the Class A common stock outstanding on the record date), and of which the denominator shall be such Current Market Price of the Class A common stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Class A common stock entitled to receive such distribution. Notwithstanding the foregoing, in case the Company shall distribute rights, options or warrants to subscribe for additional shares of the Company's capital stock (other than rights, options or warrants referred to in subsection (b) above) ("Rights") to all holders of Class A common stock, the Company may, in lieu of making any adjustment pursuant to the foregoing provisions of this subsection (c) of Section 9.6 make proper provision so that each holder of a Note who converts such Note (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Class A common stock issuable upon such conversion (the "Conversion

            Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Class A common stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Class A common stock into which the principal amount of the Note so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

                        (d) In case the Company shall, by dividend or otherwise,
            at any time make a distribution to all holders of its Class A common stock exclusively in cash (including any distributions of cash out of current or retained earnings of the Company but excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to subsection (c) of this Section) in an aggregate amount that, together with the sum of (x) the aggregate amount of any other distributions made exclusively in cash to all holders of Class A common stock within the 12 months preceding the date fixed for determining the stockholders entitled to such distribution (the "Distribution Record Date") and in respect of which no Conversion Price adjustment pursuant to subsection (c) or (e) of this Section or this subsection (d) has been made plus (y) the aggregate amount of all Excess Payments in respect of any tender offers or other negotiated transactions by the Company or any of its Subsidiaries for Class A common stock concluded within the 12 months preceding the Distribution Record Date and in respect of which no Conversion Price adjustment pursuant to subsections (c) or (e) of this Section or this subsection (d) has been made, exceeds 12 1/2% of the product of the Current Market Price per share (determined as provided in subsection (f) of this Section) of the Class A common stock on the Distribution Record Date multiplied by the number of shares of Class A common stock outstanding on the Distribution Record Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (d) by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in subsection (f) of this Section) of the Class A common stock on the Distribution Record Date less the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable within such 12-month period (including, without limitation, the distribution in respect of which such adjustment is being made) applicable to one share of Class A common stock (which shall be determined by dividing the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable with respect to outstanding shares of Class A common stock within such 12 months (including, without limitation, the distribution in respect of which such adjustment is being made) by the number of shares of Class A common stock outstanding on the Distribution Record Date) and the denominator shall be such Current Market Price per share (determined as provided in subsection (f) of this Section) of the Class A common stock on the Distribution Record Date, such reduction to become effective immediately prior to the opening of business on the day following the Distribution Record Date.

                        (e) In case a tender offer or other negotiated
            transaction made by the Company or any Subsidiary of the Company for all or any portion of the Class A common stock shall be consummated, if an Excess Payment is made in respect of such tender offer or other negotiated transaction and the aggregate amount of such Excess Payment, together with the sum of (x) the aggregate amount of any distributions, by dividend or otherwise, to all holders of the Class A common stock made in cash (including any distributions of cash out of current or retained earnings of the Company) within the 12 months preceding the date of payment of such current negotiated transaction consideration or expiration of such current tender offer, as the case may be (the "Purchase Date"), and as to which no adjustment in the Conversion Price pursuant to subsection (c) or (d) of this Section or this subsection (e) has been made plus (y) the aggregate amount of all Excess Payments in respect of any other tender offers or other negotiated transactions by the Company or any of its Subsidiaries for Class A common stock concluded within the 12 months preceding the Purchase Date and in respect of which no adjustment in the Conversion Price pursuant to subsection (c) or (d) of this Section or this subsection (e) has been made, exceeds 12 1/2% of the product of the Current Market Price per share (determined as provided in subsection (f) of this Section) of the Class A common stock on the Purchase Date multiplied by the number of shares of Class A common stock outstanding on the Purchase Date (including any tendered shares but excluding any shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (e) by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in subsection (f) of this Section) of the Class A common stock on the Purchase Date less the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable within such 12 month period (including, without limitation, the Excess Payment in respect of which such adjustment is being made) applicable to one share of Class A common stock (which shall be determined by dividing the sum of the aggregate amount of cash and the aggregate Excess Payments so distributed, paid or payable with respect to outstanding shares of Class A common stock within such 12 months (including, without limitation, the Excess Payment in respect of which such adjustment is being made) by the number of shares of Class A common stock outstanding on the Purchase Date) and the denominator shall be such Current Market Price per share (determined as provided in subsection
            (f) of this Section) of the Class A common stock on the Purchase Date, such reduction to become effective immediately prior to the opening of business on the day following the Purchase Date.

                        (f) The "Current Market Price" per share of Class A
            common stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive Business Days ending on the last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or such warrants or such other distribution or such tender offer or other negotiated transaction through such last full Trading Day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

                        (g) "Excess Payment" means the excess of (i) the
            aggregate of the cash and fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a board resolution) of other consideration paid by the Company or any of its Subsidiaries with respect to the shares acquired in a tender offer or other negotiated transaction over (ii) the Daily Market Price on the Trading Day immediately following the completion of the tender offer or other negotiated transaction multiplied by the number of acquired shares.

                        (h) The Company reserves the right to make such
            reductions in the Conversion Price in addition to those required in the foregoing provisions as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients.

                        (i) The Company from time to time may decrease the
            Conversion Price by any amount for any period of at least 20 days (which decrease is irrevocable during such period), in which case the Company shall give at least 15 days' notice of such decrease, if the Board of Directors has made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive; provided however that in no case shall the Company decrease the Conversion Price to less than 80% of the Current Market Price.

                        (j) In any case in which this Section 9.6 shall require
            that an adjustment be made immediately following a record date for an event, the Company may elect to defer, until such event, issuing to the holder of any Note converted after such record date the shares of Class A common stock and other capital stock of the Company issuable upon such conversion over and above the shares of Class A common stock and other capital stock of the Company issuable upon such conversion on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

                        9.7. No Adjustment. No adjustment in the Conversion
            Price shall be required until cumulative adjustments amount to 1.0% or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 9.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Class A common stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Class A common stock.

                        9.8. Other Adjustments. (a) In the event that, as a
            result of an adjustment made pursuant to Section 9.6 above, the holder of any Note thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Company other than shares of its Class A common stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Notes shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Class A common stock contained in this Section 9.

                        (b) In the event that any shares of Class A common stock
            issuable upon exercise of any of the rights, options or warrants referred to in Section 9.6(b) and Section 9.6(c) hereof are not delivered prior to the expiration of such rights, options, or warrants, the Conversion Price shall be readjusted to the Conversion Price which would otherwise have been in effect had the adjustment made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of such rights, options and warrants which were actually exercised.

                        (c) In any case in which Section 9.6 shall require that
            an adjustment be made immediately following a record date for a dividend or distribution and the dividend or distribution does not occur, the Conversion Price shall again be adjusted to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

                  9.9. Notice of Adjustment. Whenever the Conversion Price  is
            adjusted, the Company shall promptly mail to Noteholders a notice of the adjustment. Such notice shall briefly state the facts requiring the adjustment and the manner of computing it and shall be signed by a Senior Financial Officer.

                  9.10. Notice of Certain Transactions.In the event that: (a)
            the Company takes any action which would require an adjustment in the Conversion Price; (b) the Company takes any action described in
            Section 9.11; or (c) there is a dissolution or liquidation of the Company; the Company shall mail to Noteholders a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (a), (b) or
            (c) of this Section 9.10.

                  9.11. Effect of Reclassifications, Consolidations, Mergers,
            Continuances or Sales on Conversion Privilege. If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Class A common stock issuable upon conversion of Notes (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Class A common stock, (iii) any continuance in a new jurisdiction which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value) in, outstanding shares of Class A common stock, or (iv) any sale or conveyance of all or substantially all of the property of the Company

            (determined on a consolidated basis), then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, continuance, sale or conveyance, execute and deliver to the Noteholders a written notice providing that the holder of each Note then outstanding shall have the right to convert such Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, continuance, sale or conveyance by a holder of the number of shares of Class A common stock deliverable upon conversion of such Note immediately prior to such reclassification, change, consolidation, merger, continuance, sale or conveyance. Such notice shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Section 9. The foregoing, however, shall not in any way affect the right a holder of a Note may otherwise have, pursuant to clause (ii) of the last sentence of subsection (c) of Section 9.6, to receive Rights upon conversion of a Note. If, in the case of any such reclassification, change, consolidation, merger, continuance, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Class A common stock includes shares of stock or other securities and property of a corporation or other business entity other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, continuance, sale or conveyance, then such notice shall also be executed by such other corporation or other business entity and shall contain such additional provisions to protect the interests of the holders of the Notes as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this
            Section 9.11 shall similarly apply to successive reclassifications, changes, consolidations, mergers, continuances, sales or conveyances.

                  9.12. Cancellation of Converted Notes. All Notes delivered for conversion shall be delivered to the Company to be canceled.

      10. Successors and Assigns. Subject to the restrictions on transfer described in Sections 12 and 13 below, the rights and obligations of Company and Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

      11. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder.

      12. Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Holder will give written notice to Company prior thereto, describing briefly the manner thereof, together with, if requested by the Company, a written opinion of Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, Company, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to Company. If a determination has been made pursuant to this Section 12 that the opinion of counsel for Holder is not reasonably satisfactory to Company, Company shall so notify Holder promptly after such determination has been made. Notwithstanding the foregoing, this Note can be transferred to GATX Ventures, Inc., formerly known as Meier Mitchell & Company. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of Company. Prior to presentation of this Note for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

      13. Assignment by Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder except in connection with an assignment in whole to a successor corporation to Company in connection with a reincorporation of Company in another state of the United States.

      14. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the Loan Agreement or on the register maintained by Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

      15. Payment. Payment shall be made in lawful tender of the United States.

      16. Default Rate; Usury. During any period in which an Event of Default has occurred and is continuing, Company shall pay interest on the unpaid principal balance hereof at a rate per annum equal to the rate otherwise applicable hereunder plus four percent (4%). In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

      17. Expenses; Waivers. If action is instituted to collect this Note, Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

      18. No Impairment. The Company will not, by amendment of its Articles and/or Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times and in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessble Conversion Shares upon the conversion of this Note.

      19. Severablity. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

      20. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions of the State of Florida, or of any other state.

      IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.

                                   EASYLINK SERVICES CORPORATION,
                                   a Delaware corporation


                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------

                                    EXHIBIT C

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                         EASYLINK SERVICES CORPORATION
                         -----------------------------

                     WARRANT TO PURCHASE [2,510,000] SHARES
                             OF CLASS A COMMON STOCK

         THIS CERTIFIES THAT, for value received, GATX TECHNOLOGY SERVICES CORPORATION and its assignees are entitled to subscribe for and purchase 2,510,000 shares [subject to appropriate adjustment prior to closing for any stock split, stock dividend or stock combination] (as adjusted pursuant to Section 4 hereof, the "Shares") of the fully paid and nonassessable Class A Common Stock, par value $.01 per share ("Common Stock"), of EASYLINK SERVICES CORPORATION, a Delaware corporation (the "Company"), at the price of $ [To Be Determined Prior to Closing] per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Date of Grant" shall mean [Closing Date], 2001, and (b) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of or in lieu of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

      1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through ten (10) years after the Date of Grant.

      2. Method of Exercise; Payment; Issuance of New Warrant. Subject to
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased; or (b) exercise of the "net issuance" right provided for in Section
10.2 hereof. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period; provided, however, if requested by the holder of this Warrant, the Company shall cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this Warrant to a broker or other person (as directed by the holder exercising this Warrant) within the time period required to settle any trade made by the holder after exercise of this Warrant.

      3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all preemptive rights and taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

      4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant. Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes, mergers and sales.

         (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

         (c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to its Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in Sections 4(a) and 4(b) and other than ordinary cash dividends declared by the board of directors pursuant to a regular dividend program adopted by the board of directors), then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Shares as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

         (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

         5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

         6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

         7. Rights as Shareholders; Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock which may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

         8. Registration Rights. The Shares purchasable hereunder have certain registration rights pursuant to the Registration Rights Agreement dated as of the date on which the Warrant is isued.

         9. Additional Rights.

         9.1 Acquisition Transactions. The Company shall provide the holder of this Warrant with at least twenty (20) days' written notice prior to closing thereof of the terms and conditions of any of the following transactions (to the extent the Company has notice thereof): (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

         9.2 Right to Convert Warrant into Stock: Net Issuance.

         (a) Right to Convert. In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 9.2 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock as is determined according to the following formula:

         X =    B - A
               ------
                  Y

         Where:   X  =    the number of shares of Common Stock that shall  be
                          issued to holder

                  Y  =    the fair market value of one share of Common Stock

                  A  =    the aggregate Warrant Price of the
                          specified number of Converted Warrant Shares immediately prior to the exercise of the Conversion Right (i.e., the number of Converted Warrant Shares multiplied by the Warrant Price)

                  B  =    the aggregate fair market value of the
                          specified number of Converted Warrant Shares
                          (i.e., the number of Converted Warrant
                          Shares multiplied by the fair market value of one Converted Warrant Share)

      No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

         (b) Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A-1) specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 9.2(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

         (c) Determination of Fair Market Value. For purposes of this Section 9.2, "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

            (i) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the five trading days immediately prior to the Determination Date;

            (ii) If traded on the Nasdaq Stock Market or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing sale prices, or if there shall be no closing sale price on any day the average of the closing bid and ask prices for such day, of the Common Stock over the five trading days immediately prior to the Determination Date; and

            (iii) If there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Company.

If closing prices or closing bid and ask prices are no longer reported by a securities exchange or other trading system, the closing price or closing bid and ask prices shall be that which is reported by such securities exchange or other trading system at 4:00 p.m. New York City time on the applicable trading day.

      9.3 Exercise Prior to Expiration. To the extent this Warrant is not previously exercised as to all of the Shares subject hereto, and if the fair market value of one share of the Common Stock is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to
Section 9.2 above (even if not surrendered) immediately before its expiration. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 9.3, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

      10. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

         (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies.

         (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free from preemptive rights.

         (c) The rights, preferences, privileges and restrictions granted to or imposed upon the classes and series of the Company's capital stock and the holders thereof are as set forth in the Certificate of Incorporation ("Articles").

         (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

         (e) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, could have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

         (f) The number of shares of Common Stock of the Company outstanding on the date hereof, on a fully diluted basis (assuming the conversion or exchange of all outstanding convertible or exchangeable securities and the exercise of all outstanding options and warrants), does not exceed [________] shares.

      11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      12. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

      13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

      14. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

      15. Descriptive Headings. The descriptive headings of the various Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

      16. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Florida.

      17. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

      18. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

      19. No Impairment of Rights. The Company will not, by amendment of its Articles or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

      20. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

      21. Recovery of Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

      22. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

         The Company has caused this Warrant to be duly executed and delivered as of the Date of Grant specified above.

                                    EASYLINK SERVICES CORPORATION

                                    By
                                      ------------------------------------------

                                    Title
                                         ---------------------------------------

                                    Address:

                                   EXHIBIT A-1


                               NOTICE OF EXERCISE


To:      [COMPANY] (the "Company")


         1.     The undersigned hereby:

                [_] elects to purchase________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

                [_] elects to exercise its net issuance rights pursuant to Section 10.2 of the attached Warrant with respect to________shares of Common Stock.

         2. Please issue a certificate or certificates representing ________ shares in the name of the undersigned or in such other name or names as are specified below:


                   ------------------------------------------
                                     (Name)


                   ------------------------------------------

                   ------------------------------------------
                                   (Address)

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.


                                   --------------------------------------------
                                   (Signature)


----------------
     (Date)

                                    EXHIBIT D







                          EASYLINK SERVICES CORPORATION








                          REGISTRATION RIGHTS AGREEMENT












                            Dated as of June 1, 2001

                          EASYLINK SERVICES CORPORATION

                          REGISTRATION RIGHTS AGREEMENT



      This Registration Rights Agreement is made as of June 1, 2001 (the "Agreement") by and between EasyLink Services Corporation, a Delaware corporation ("EasyLink") and GATX Technology Services Corporation, a Delaware corporation ("GATX"). One or more additional securityholders of EasyLink may become a party to this Agreement by signing an Accession Agreement agreeing to bound by the terms and conditions hereof; in such case the securities specified therein shall be deemed to be Registrable Securities (as defined below) hereunder. As used herein, "Holders" shall mean GATX and such securityholders who enter into an Accession Agreement with EasyLink, and "Holder" shall mean any one of such Holders.

                                    RECITALS
                                    --------

      A. EasyLink desires to sell and issue to GATX and to the other Holders and GATX and such other Holders desire to purchase from EasyLink shares (the "Shares") of Class A common stock, par value $.01 per share ("Class A Common Stock"), Convertible Notes (the "Notes") and warrants ("Warrants"; the Shares, the Warrants and the Notes are sometimes collectively referred to herein as the "Securities") to purchase Class A common stock pursuant to one or more modification and/or restructuring agreements (the "Restructuring Agreements").

      B. In order to induce GATX to purchase the Securities pursuant to the Restructuring Agreements, EasyLink desires to grant to GATX and the other Holders certain registration rights with respect to the Shares and all of the shares of Class A common stock issuable upon conversion of the Notes or upon exercise of the Warrants (the "Conversion Shares"), all on the terms and conditions set forth herein.

      In consideration of the foregoing and the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS
                               -------------------

            As used in this Agreement, the following terms shall have the following respective meanings:

            "Act" means the U.S. Securities Act of 1933, as amended from time to time.

            "Agreement" means this Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

            "Class A Common Stock" has the meaning set forth in the recitals above.

            "Conversion Shares" has the meaning set forth in the recitals above.

            "Mandatory Registration" has the meaning set forth in Section 2.01(a) of this Agreement.

            "Holders" has the meaning set forth in the preface above.

            "Indemnified Party" and "Indemnifying Party" have the meanings set forth in Section 2.07(c) of this Agreement.

            "Piggyback Registration" has the meaning set forth in Section 2.02 of this Agreement.

            "Registrable Securities" means (i) the Shares and the Conversion Shares, (ii) any Class A common stock of EasyLink issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the securities referenced in clause (i) and this clause
(ii), and (iii) any other shares of capital stock of EasyLink into or for which the securities referenced in clauses (i) and (ii) may be converted into or exchanged pursuant to a recapitalization or reclassification of EasyLink's capital stock; provided, however, that Registrable Securities shall not include any securities that (w) have been registered and sold pursuant to the Act, (x) have been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Act, (y) are eligible for public resale under Rule 144(k) under the Securities Act or in accordance with the law governing any non-U.S. exchange where the Common Stock is publicly listed or (z) have been sold in a transaction exempt from registration under the Act so that all transfer restriction and restrictive legends with respect thereto are removed upon consummation of such sale.

         "Registration Expenses" means all expenses incident to EasyLink's performance of or compliance with this Agreement, including, without limitation,
(i) all registration, filing, securities exchange listing, rating agency and National Association of Securities Dealers fees, (ii) all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws of all jurisdictions in which the securities are to be registered and any legal fees and expenses incurred in connection with the blue sky qualification of the Registrable Securities and the determination of their eligibility for investment under the laws of all such jurisdictions, (iii) all word processing, duplicating, printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for EasyLink and of its independent public accountants, including, without limitation, the expenses of any special audits or "cold comfort" letter required by or incident to such performance and compliance, (v) in connection with any firm commitment, underwritten offering, the reasonable fees and disbursements of any one counsel or one accounting firm retained by GATX, not to exceed $15,000 in the aggregate for all of such fees and disbursements, (vi) premiums and other costs of policies of insurance of EasyLink against liabilities arising out of the public offering of the Registrable Securities being registered to the extent EasyLink elects to obtain such insurance, and (vii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions), if any, relating to the Registrable Securities.

         "SEC" means the U.S. Securities and Exchange Commission.

Other capitalized terms that are used herein that are not defined herein shall have the respective meanings ascribed to such terms in the Restructuring Agreements.


                                   ARTICLE II

                               REGISTRATION RIGHTS
                               -------------------

            EasyLink, GATX and the other Holders covenant and agree as follows:

         SECTION 2.01 Mandatory Registration

         (a) Registration Obligation. Within 45 days from the Closing of the Restructuring Agreements, EasyLink agrees to prepare and file a registration statement on Form S-3 or such other form that EasyLink may then use for an offering to be made on a continuous basis pursuant to Rule 415 (the "Registration Statement") covering all of the Registrable Securities and to use reasonable commercial efforts to cause the Registration Statement to become effective as soon as practicable thereafter (the "Mandatory Registration"); provided, however, in no event, however, shall EasyLink be required to file more than one registration statement unless the offering of Registrable Securities pursuant thereto is suspended, blocked by any stop order, injunction or other order of the SEC or any governmental agency or court, or withdrawn after the Mandatory Registration has become effective, in which event such Mandatory Registration will be deemed not to have been effected pursuant to this Section 2.01.

         SECTION 2.02 Piggyback Registration.

         (a) Right to Piggyback. If EasyLink proposes to register any of its securities under the Act in connection with a firm commitment underwritten offering (other than registrations solely for the registration of shares in connection with an employee benefit plan or a merger or consolidation and other than pursuant to Section 2.01) at any time before all of the Registrable Securities are eligible for public resale by Holders pursuant to Rule 144(k) under the Act, whether or not for sale for EasyLink's own account, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), EasyLink will at each such time give prompt written notice to Holders of its intention to do so and of Holders's rights under this Section 2.02. Upon the written request of any Holders made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by Holders and the intended method of distribution thereof), EasyLink will use its reasonable commercial efforts to effect the registration under the Act of all Registrable Securities which EasyLink has been so requested to register by Holders, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, EasyLink shall determine for any reason not to register or to delay registration of such securities, EasyLink may, at its election, give written notice of such determination to Holders and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses under Section 2.05 in connection therewith), without prejudice, however, to the rights of Holders to request that such registration be effected as a Mandatory Registration under Section 2.01, and
(ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this
Section 2.02 shall relieve EasyLink of its obligation to effect any Mandatory Registration upon request under Section 2.01.

      (b) Priority in Piggyback Registrations. If the managing underwriter of a Piggyback Registration advises EasyLink in writing that, in its opinion, the number of shares of Registrable Securities requested or proposed to be included in such offering exceeds the number that can be sold in such offering without materially affecting the offering price of any such securities, EasyLink shall include in such registration (i) first, to the extent that securities of EasyLink are included in such registration, (A) such securities proposed to be sold by EasyLink and (B) the securities of EasyLink held by persons who have preferential registration rights to include such securities in such Piggyback Registration in accordance with the agreements with respect to such registration rights between EasyLink and Holders; and (ii) second, to the extent that such Registrable Securities may be included in such registration without materially affecting the offering price of the securities referred to in clause (i), in the opinion of such managing underwriter, the Registrable Securities requested by Holders to be included in such Piggyback Registration pursuant to Section 2.02(a) and any other securities of EasyLink held by persons other than Holders having rights to participate in such Piggyback Registration that are non-preferential to Holders of the Registrable Securities, pro rata among all such holders on the basis of the total number of securities of EasyLink, including Registrable Securities, requested to be included therein.

      (c) Selection of Underwriters. EasyLink shall select the investment banker(s) and manager(s) for the offering under Section 2.02.

      (d) Underwritten Piggyback Registrations. If EasyLink at any time proposes to register any of its securities under the Act as to which rights under this
Section 2.02 have been exercised and such securities are to be distributed by or through one or more underwriters, EasyLink will, if requested by Holders as provided in Section 2.02(a) and subject to the provisions of Section 2.02 (a) and (b), use its reasonable commercial efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by Holders among the securities to be distributed by such underwriters. Holders shall be a party to the underwriting agreement between EasyLink and such underwriters and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, EasyLink to and for the benefit of such underwriters shall also be made to and for the benefit of Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Holders. Holders shall not be required to make any representations or warranties to or agreements with EasyLink or the underwriters other than representations, warranties or agreements regarding Holders, Holders's title to Registrable Securities and Holders's intended method of distribution and any other representation required by law.

         SECTION 2.03 Obligations of EasyLink. In furtherance of its obligations under Section 2.01 or 2.02 to use its commercially reasonable efforts to effect the registration of the Registrable Securities, EasyLink shall, as expeditiously as reasonably possible,

            (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective until (i) in the case of a Mandatory Registration, the time when all Registrable Securities are eligible for sale by Holders pursuant to Rule 144(k) and (ii) in the case of a Piggyback Registration, until 90 days after the effectiveness of such registration statement;

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration until the earlier of the time periods specified in Section 2.03(a) and such time as all of such securities have been disposed of in accordance with the intended methods of disposition by Holders set forth in such registration statement;

            (c) Furnish to Holders such numbers of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits) and prospectus, including any preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Holders may reasonably request in order to facilitate the disposition of the Registrable Securities;

            (d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions (domestic or foreign) as Holders shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable Holders to consummate the disposition in such jurisdictions of the securities owned by Holders, except that EasyLink shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 2.03(d) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

            (e) Use its reasonable commercial efforts to (i) obtain the withdrawal of any order suspending the effectiveness of such registration statement or sales thereunder at the earliest possible time and (ii) cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Holders to consummate the disposition of such Registrable Securities;

            (f) In connection with any firm commitment underwritten offering, furnish to Holders a signed counterpart, addressed to Holders (and the underwriters, if any) of

                        (i) an opinion of counsel for EasyLink dated the date of
            the closing under the underwriting agreement, reasonably satisfactory in form and substance to such underwriter, and

                        (ii) a "comfort" letter, dated the effective date of
            such registration statement (and dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified EasyLink's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

            (g) Notify in writing Holders, at any time when a prospectus relating thereto is required to be delivered under the Act, (a) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and (b) of any request for any amendment of or supplement to any registration statement or other document relating to such offering promptly after receipt of such request from the SEC or any other regulatory body or other body having jurisdiction and, in either case, at the request of Holders promptly prepare and furnish to Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

            (h) Otherwise comply with all applicable federal and state securities laws and rules and regulations of the SEC, and will furnish to Holders draft and final versions of each registration statement and prospectus used in connection therewith prior to the filing thereof, and any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which Holders shall have reasonably objected on the grounds that such registration statement, prospectus, amendment or supplement does not comply in all material respects with the requirements of the Act or the rules or regulations thereunder;

            (i) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

            (j) Use its reasonable commercial efforts to list all Registrable Securities covered by such registration statement on each securities exchange and inter-dealer quotation system on which similar securities issued by EasyLink are then listed.

            (k) EasyLink may require Holders as to which any registration is being effected to furnish EasyLink such information regarding Holders and the distribution of such securities as EasyLink may from time to time reasonably request in writing to the extent necessary to comply with applicable securities laws in connection with the preparation and filing of such registration statement.

            Section 2.04  Furnish Information.

            It shall be a condition precedent to the obligations of EasyLink to take any action pursuant to Article 2 that Holders shall furnish to EasyLink such information regarding Holders, the Registrable Securities held by Holders and the intended method of disposition thereof as EasyLink or its appointed agents shall reasonably request and as shall be required in connection with the action to be taken by EasyLink.

            Section 2.05  Registration Expenses.

            In the case of any registration effected pursuant to Section 2.01 or 2.02, EasyLink shall bear all Registration Expenses; provided, however, that Holders shall bear the fees and costs of its own counsel (other than to the extent provided in the definition of "Registration Expenses" in connection with a firm commitment, underwritten offering) and all brokers' discounts and commissions with respect to the Registrable Securities sold by such Person.

            Section 2.06 Use of Prospectus. Each of the Holders agrees that if EasyLink notifies Holders in writing of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, Holders will discontinue immediately its disposition of securities pursuant to the registration statement until Holders receives copies of an amended or supplemented prospectus, and if so directed by EasyLink, will deliver to EasyLink all copies then in Holders's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

            Section 2.07 Indemnification. If any Registrable Securities are included in a registration statement pursuant to Section 2.01 or 2.02, then,

            (a) EasyLink shall indemnify and hold harmless Holders, agents for and officers and directors of Holders, any underwriter of the Registrable Securities and each Person, if any, who controls any such Person within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement, or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by EasyLink of any rule or regulation promulgated under the Act or any state securities law or rule or regulation applicable to EasyLink, and will reimburse Holders, the agents for, and officers and directors of Holders, any underwriter of the Registrable Securities or any such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that EasyLink shall not be liable to Holders or any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission based upon and in conformity with information furnished to EasyLink in writing by Holders expressly for use in such registration statement or prospectus.

            (b) Holders shall indemnify and hold harmless EasyLink, each of its directors and each of its officers who have signed such registration statement against any losses, claims, damages or liabilities to which EasyLink or any such director or officer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplement thereto, in reliance upon and in conformity with information furnished by Holders in writing expressly for the purpose of inclusion in such registration statement, preliminary prospectus or amendments or supplements, and Holders will reimburse any legal or other expenses actually and reasonably incurred by EasyLink or any such director, officer or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that Holders's liability under this Section 2.06(b) shall not exceed the amount of the gross proceeds of the offering of Holders's Registrable Securities included therein.

            (c) Each party entitled to indemnification (the "Indemnified Party") shall give notice to the party required to provide indemnification ("Indemnifying Party") promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; provided, further, that the failure by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.06, except to the extent that the failure results in an omission of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

            SECTION 2.08 Contribution. (a) If the indemnification provided for in Section 2.07 is unavailable to the Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the

Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement) of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.08 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this Article 2 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

            (b) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      SECTION 2.09 Transfer of Registration Rights. The registration rights of Holders under this Article 2 may be assigned and transferred (i) by Holders to any Affiliate of Holders to whom any of the Securities or Conversion Shares owned by Holders are transferred, and (ii) by Holders to any transferee who acquires a majority of the Registrable Securities (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations) initially issued to Holders; provided, however, that EasyLink is given written notice by Holders at the time of such assignment and transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Article 2 are being assigned and transferred. For the purposes of this Section 2.09, a change in control of an Affiliate of Holders holding shares entitling such Affiliate to the registration rights hereunder, such that such Affiliate is subsequent to such change of control no longer an Affiliate of Holders, shall be deemed an attempted transfer of the registration rights hereunder and such former Affiliate of Holders shall not be entitled to such registration rights except to the extent such transfer would be permitted under clause (ii) above.


                                   ARTICLE III

                                  MISCELLANEOUS
                                  -------------

      SECTION 3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto (including permitted transferees of any shares of Registrable Securities). Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liability under or by reason of this Agreement, except as expressly provided in this Agreement.

      Section 3.01 Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five
(5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand or transmitted via facsimile (confirmed by letter sent by first class mail, postage prepaid with the U.S. Postal Service or other applicable postal service), or (c) one business day after the business day of deposit with Federal Express or similar reputable, international overnight courier, freight prepaid. Such notices, demands and other communications shall be sent to EasyLink at the address set forth below and to Holders at such address set forth on Schedule A to the Restructuring Agreements or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. The address for EasyLink is:

                  EasyLink Services Corporation
                  399 Thornall Street
                  Edison, NJ 08837
                  Attention: Thomas Murawski, Chief Executive Officer

                  Fax No.: ________________

                  with a copy at the same address (Fax number 212-298-8352) to:

                  David W. Ambrosia, Esq.

or at such other address as a party may designate by ten (10) days advance written notice to the other party pursuant to the provisions above.

      Section 3.02 Enforcement. The parties agree that each Holder has an independent right to enforce EasyLink's performance of the provisions of this Agreement and that any Holder may bring an action or proceeding against EasyLink in connection with this Agreement without notice to any other Holder. Each Holder further agrees that they are neither necessary nor indispensable parties in an action brought by another Holder against EasyLink in connection with this Agreement.

      Section 3.03 Governing Law; Forum and Consent to Jurisdiction.

            (a) Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Florida.

            (b) Submission to Jurisdiction; Service of Process. (i) EasyLink and Holders agree that any action or proceeding brought by Holders in connection with this Agreement may be brought (and any action or proceeding brought by EasyLink against Holders in connection herewith shall exclusively be brought) in the courts of the State of New York sitting in the Borough of Manhattan or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, EasyLink and Holders hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding by EasyLink or Holders in such non-exclusive jurisdictions.

      (ii) EasyLink hereby irrevocably appoint CT Corporation System (the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, NY 10019, United States of America, as their agent to receive on their behalf service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. EasyLink irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to it at its address set forth in this Agreement or to the Process Agent at its address specified above.

      Section 3.04 Waivers; Amendments. The waiver by the undersigned of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent breach. This Agreement may be amended, and any provision of this Agreement may be waived, only by a written amendment executed by (i) in the case of any amendment affecting the rights or obligations of EasyLink, EasyLink and (ii) in the case of any amendment affecting the rights or obligations of Holders, holders of a majority of the Registrable Securities then outstanding (including Conversion Shares issuable upon conversion of then outstanding Notes and Warrants).

      Section 3.05 Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the construction and interpretation of this Agreement.

      Section 3.06 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      Section 3.07 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. This Agreement may contain more than one counterpart of the signature page and may be executed by the affixing of the signatures of each of the parties hereto to one of these counterpart signature pages. All of the counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

      Section 3.08 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

      Section 3.09 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

      Section 3.10 Entire Agreement. This Agreement contains the entire agreement of the parties hereto. The parties hereto are not bound by any oral statements that are made outside of this Agreement.

      WHEREAS, the parties hereto have executed this Agreement as of the date first above written.


                                        EASYLINK SERVICES CORPORATION


                                        By:
                                             -----------------------------------
                                        Thomas Murawski
                                        Chief Executive Officer


                                       14